                                                                   EXHIBIT 10.50

                                  LETTER WAIVER

                                                   Dated as of September 4, 2002


To the banks, financial institutions
   and other institutional lenders
   (collectively, the "Lenders")
   parties to the Credit Agreement
   referred to below and to BNP Paribas
   (formerly, Banque Nationale de Paris),
   as agent (the "Agent") for the Lenders

Ladies and Gentlemen:

            We refer to the Credit Agreement dated as of April 24, 1998, as amended, supplemented and otherwise modified by a Letter Waiver thereto dated as of August 28, 1998, an Amendment No. 2 and Waiver thereto dated as of February 26, 1999, an Amendment No. 3 and Waiver thereto dated as of June 23, 1999, an Amendment No. 4 and Waiver thereto dated as of March 17, 2000, an Amendment No. 5 thereto dated as of September 15, 2000, an Amendment No. 6 thereto dated as of April 24, 2001 and an Amendment No. 7 and Waiver thereto dated as of December 10, 2001 (such Credit Agreement, as so amended, supplemented and otherwise modified, the "Credit Agreement") among the undersigned and you. Capitalized terms not otherwise defined in this Letter Waiver have the same meanings as specified in the Credit Agreement.

            We hereby request that you waive, solely for the period commencing on July 27, 2002 and ending on October 25, 2002 (the "Waiver Termination Date"), the requirements of Sections 5.04(b), 5.04(c) and 5.04(e) of the Credit Agreement for the Rolling Period ending on July 27, 2002. On the Waiver Termination Date, without any further action by the Agent and the Lenders, all of the terms and provisions set forth in the Loan Documents with respect to Defaults thereunder that are waived hereunder and not cured prior to the Waiver Termination Date shall have the same force and effect as if this Letter Waiver had not been entered into by the parties hereto, and the Agent and the Lenders shall have all of the rights and remedies afforded to them under the Loan Documents with respect to any such Defaults as though no waiver had been granted by them hereunder.

            In connection with this Letter Waiver, we agree to pay to the Agent, for the pro rata benefit of the Lenders party hereto, a fee equal to 0.10% of the aggregate amount of, without duplication, the Commitments of such Lenders under the Credit Agreement in each case outstanding as of September 4, 2002. We acknowledge that such fee shall be (a) fully-earned and payable on September 4, 2002 to each Lender who executes and delivers this Letter Waiver on or prior to such date provided that this Letter Waiver becomes effective by such date in accordance with the following paragraph and (b) non-refundable for any reason whatsoever after payment. We also understand and agree that nothing in this Letter Waiver shall constitute a commitment by any Lender to participate in, provide, amend, modify, restate, extend or arrange any other financing in connection herewith.

            This Letter Waiver shall become effective as of the date first above written when, and only when, on or before September 4, 2002, (a) the Agent shall have received (i) counterparts of this Letter Waiver executed by us and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Letter Waiver, (ii) counterparts of the consent attached hereto executed by each of the Loan Parties and (iii) the fee referred to in the preceding paragraph and (b) the Loan Parties shall have paid in full all accrued costs and expenses of the Agent in connection with the preparation, execution and delivery of this Letter Waiver and all other accrued costs and expenses of the Agent in connection with the Credit Agreement (including, without limitation, the accrued fees and expenses of counsel for the Agent with respect thereto). This Letter Waiver is subject to the provisions of
Section 9.01 of the Credit Agreement.

            The Credit Agreement, the Notes and each of the other Loan Documents, except to the extent of the waiver specifically provided above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents. The execution, delivery and effectiveness of this Letter Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

            If you agree to the terms and provisions of this Letter Waiver, please evidence such agreement by executing and returning at least five counterparts of this Letter Waiver to Shearman & Sterling, 599 Lexington Avenue, New York, NY 10022 Attention: Benjamin Cheng.

            This Letter Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Waiver.

            This Letter Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.

                                                  Very truly yours,


                                                  IRON AGE CORPORATION

                                                  By
                                                     ---------------------------
                                                     Name:
                                                     Title:


                                                  IRON AGE HOLDINGS CORPORATION

                                                  By
                                                     ---------------------------

                                                     Name:
                                                     Title:


Agreed as of the date first above written:

BNP PARIBAS,
as Agent, Swing Line Bank, Issuing Bank
and as a Lender,


By
   ---------------------------
   Name:
   Title:

By
   ---------------------------
   Name:
   Title:

KEY CORPORATE CAPITAL INC.


By
   ---------------------------
   Name:
   Title:

PNC BANK, NATIONAL ASSOCIATION

By
   ---------------------------
   Name:
   Title:

UBS AG, STAMFORD BRANCH

By
   ---------------------------
   Name:
   Title:
By
   ---------------------------
   Name:
   Title:

U.S. BANK NATIONAL ASSOCIATION


By
   ---------------------------
   Name:
   Title:

By
   ---------------------------
   Name:
   Title:

                                     CONSENT

            Reference is made to (a) Letter Waiver to the Credit Agreement dated as of September 4, 2002 (the "Letter Waiver"; capitalized terms not otherwise defined herein being used herein as defined in the Letter Waiver and in the Credit Agreement referred to below), (b) the Credit Agreement dated as of April 24, 1998 (as amended, supplemented or otherwise modified through the date hereof, the "Credit Agreement") among Iron Age Corporation, a Delaware corporation, Iron Age Holdings Corporation, a Delaware corporation, the banks, financial institutions and other institutional lenders party thereto, and BNP Paribas (formerly known as Banque Nationale de Paris) ("BNP"), as Swing Line Bank and Initial Issuing Bank thereunder, and BNP, as agent (the "Agent") for the Lenders thereunder, and (c) the other Loan Documents referred to therein.

            Each of the undersigned, in its capacity as (a) a Grantor under the Security Agreement, (b) a Grantor under each Intellectual Property Security Agreement, and/or (c) a Guarantor under the Subsidiary Guaranty, hereby consents to the execution, delivery and the performance of the Letter Waiver and agrees that:

            (A) notwithstanding the effectiveness of the Letter Waiver, each of the Security Agreement, the Intellectual Property Security Agreement and the Subsidiary Guaranty to which it is a party is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed in all respects; and

            (B) the Collateral Documents to which it is a party and all of its Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).

            This Consent shall be governed by, and construed in accordance with, the laws of the State of New York.

            Delivery of an executed counterpart of a signature page of this Consent by telecopier shall be effective as the delivery of a manually executed counterpart of this Consent.

                                                  IRON AGE CORPORATION

                                                  By
                                                    ---------------------------
                                                    Name:
                                                    Title:


                                                  IRON AGE HOLDINGS CORPORATION

                                                  By
                                                    ---------------------------
                                                    Name:
                                                    Title:

                                                  IRON AGE INVESTMENT COMPANY

                                                  By
                                                    ---------------------------
                                                    Name:
                                                    Title:


                                                  FALCON SHOE MFG. CO.

                                                  By
                                                    ---------------------------
                                                    Name:
                                                    Title: